Exhibit 99

                                                --------------------------------
-----------                                     |        OMB APPROVAL          |
|         |                                     --------------------------------
| FORM SR |                                     | OBM Number: 3235-0124        |
|         |                                     | Expires November 30, 1993    |
-----------                                     | Estimated average burden     |
                                                | hours per response. . . 5.50 |
                                                --------------------------------

                                                   --------------------------
                                                   |      SEC USE ONLY       |
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                                                   |    |            |   |   |
                                                   | 2- |            | - |   |
                                                   |    |  | |  | |  |   | | |
                                                   --------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           REPORT OF SALES OF SECURITIES AND USE OF PROCEEDS THEREFROM

                      MO         DAY        YEAR
                  ---------   ---------   --------
For period ending | 1 | 2 |   | 3 | 1 |   | 9 | 7 |.
                  ---------   ---------   --------

Indicate whether the report is an initial report [ ], an amendment [X], or a final report [ ].
                                                                     -----
If the report is an amendment, indicate the number of such amendment [ | ].
                                                                     -----
GENERAL INSTRUCTIONS:

     A. The report shall be filed in accordance with the provision of Rule 463 (17 CFR 230.463). The provisions of Rule 405 (17 CFR 230.405) regarding definitions of terms and Rule 409 (17 CFR 230.409) regarding information unknown or not reasonably available are applicable to the report.

     B. Answer each item in the box(es) or space provided. If additional space is required for any response, continue the response on the attached sheet. Where the number of boxes provided exceeds the number required for the response, enter zero(es) in any unnecessary box(es) to the left of the response. For example, if the date August 1, 1981 is to be entered in the boxes provided, the entry should
appear as      MO        DAY       YEAR
           -------------------------------
           | 0 | 8 |  | 0 | 1 |  | 8 | 1 |
           -------------------------------

     C. If the report is being filed by a sucessor issuer, answer each item with respect to the successor issuer.

     D. If the issuer is required to file any report(s) on this form subsequent to its initial filing thereon, each subsequent filinq shall be deemed to be an amendment to the initial filing. Do not report in any amendment on this form any response to Items 3-12 unless the response reported on the most recent prior filing has changed.

     E. No fee is required to be paid in connection with the filing of the report.

     F. File four copies of the report at the office of the Commission where the registration statement was filed. At least one copy shall be manually signed; the other three copies may bear typed or printed signatures.

     1. (a) State the name of the issuer or successor issuer filing the report.

            --------------------------------------------------------------------
            |                                                                  |
            | PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                       |
            |                                                                  |
            --------------------------------------------------------------------

        (b) If a successor issuer is filing the report with respect to the registration statement of its predecessor, state the name of such predecessor issuer.

            --------------------------------------------------------------------
            |                                                                  |
            |                                                                  |
            |                                                                  |
            --------------------------------------------------------------------

                                                                 SEC 1809 (2/91)

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| FORM SR |                                                           | Page 2 |
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2. (a) Indicate the effective date of the registration statement for which this
form is filed.     MO        DAY       YEAR
               -------------------------------
               | 0 | 2 |  | 0 | 7 |  | 9 | 7 |
               -------------------------------

                                                                     Regional
   (b) Provide the SEC file number assigned to the                    Office
       registration statement.                                         Code
                                                                      If any
                             -------------   ---------------------   -------
                             | 3 | 3 | 3 | - | 1 | 8 | 0 | 5 | 3 | - |  |  |
                             -------------   ---------------------   -------

   (c) If the issuer has been assigned a CUSIP number, specify the first (6) digits.
                -------------------
                |  |  |  |  |  |  |
                -------------------

3. (a) Has the offering commenced?                                 YES   NO
                                                                   [X]   [ ]

   (b) If yes, indicate the date the offering commenced.

                                                     MO        DAY       YEAR
                                                 -------------------------------
                                                 | 0 | 2 |  | 2 | 4 |  | 9 | 7 |
                                                 -------------------------------

       If no, explain briefly______________________________________________

                             ______________________________________________

                             ______________________________________________

4. Did the offering terminate before any securities were sold?

                                                                   YES   NO
                                                                   [ ]   [X]

       If yes, explain briefly______________________________________________

                              ______________________________________________

                              ______________________________________________

   Note: If the offering terminated before anv securities were sold, see Rule
         477 under Regulation C (17 CFR 230.477) regarding withdrawal of the registration statement.

   Instruction: If the answer to Item 4 is "Yes," do not answer Items 5-12.

5. Did the offering terminate prior to the sale of all securities registered?

                                                                   YES   NO
                                                                   [ ]   [X]

       If yes, explain briefly______________________________________________

                              ______________________________________________

                              ______________________________________________
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| FORM SR |                                                           | Page 3 |
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6. Furnish the name(s) of the managing underwriter(s), if any.

   -----------------------------------------------------------------------------
   | (01)                                                                      |
   |      PRUCO SECURITIES CORPORATION (DISTRIBUTOR)                           |
   |                                                                           |
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   | (02)                                                                      |
   |                                                                           |
   |                                                                           |
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   | (03)                                                                      |
   |                                                                           |
   |                                                                           |
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   | (04)                                                                      |
   |                                                                           |
   |                                                                           |
   -----------------------------------------------------------------------------

7. (a) Indicate the title and code of each class of securities registered and, where a class of convertible securities is being registered, indicate the title and code of any class of securities into which such securities may be converted.

     Title of security                                                Code
   -----------------------------------------------------------------------------
   | (01)                                                        |             |
   |      DISCOVERY SELECT VARIABLE ANNUITY                      |     OT      |
   |                                                             |             |
   -----------------------------------------------------------------------------
   | (02)                                                        |             |
   |                                                             |             |
   |                                                             |             |
   -----------------------------------------------------------------------------
   | (03)                                                        |             |
   |                                                             |             |
   |                                                             |             |
   -----------------------------------------------------------------------------
   | (04)                                                        |             |
   |                                                             |             |
   |                                                             |             |
   -----------------------------------------------------------------------------

        Instruction: Select the appropriate code for each class of securities registered. Debt--DE; Convertible Debt--CD; Equity--EQ; Limited Partnership Interest--LP; Other (e.g., investment contracts, warrants, rights, and options)--OT.

    (b) Describe briefly any class of securities categorized as "other."

        MARKET VALUE ADJUSTED FIXED-DOLLAR ANNUITY CONTRACT.
        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

8. Indicate on the following table the amount and aggregate offering price of securities registered and sold to date for the account of the issuer and for the account(s) of any selling security holder(s).

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| FORM SR |                                                           | Page 4 |
|         |                                                           |        |
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
                           For the account of the issuer            For the account(s) of any selling security holder(s)
                                       |                                                      |
                      ----------------------------------------            --------------------------------------
                      |                                      |            |                                    |
-----------------------------------------------------------------------------------------------------------------------
|    Title   |     Amount    |   Aggregate  |  Amount  |  Aggregate  |   Amount    | Aggregate  | Amount  | Aggregate |
|    of      |  registered   |   price of   |   sold   |   offering  | registered  |  offering  |  sold   |  offering |
|  security  |               |   offering   |          |   price of  |             |  price of  |         |  price of |
|            |               |    amount    |          |    amount   |             |  amount    |         |   amount  |
|            |               |  registered  |          |     sold    |             | registered |         |    sold   |
-----------------------------------------------------------------------------------------------------------------------
| (01)       |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |      #        | $150,000,000 |    #     | $117,781,380|             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
-----------------------------------------------------------------------------------------------------------------------
| (02)       |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
-----------------------------------------------------------------------------------------------------------------------
| (03)       |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
-----------------------------------------------------------------------------------------------------------------------
| (04)       |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
-----------------------------------------------------------------------------------------------------------------------
| (05)       |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
|     Total  |               |              |          |             |             |            |         |           |
|            |               |              |          |             |             |            |         |           |
-----------------------------------------------------------------------------------------------------------------------


          Instructions: 1.  List each class of securities registered except any class of securities into which a class of convertible securities registered may be converted without additional payment to the issuer. Match any class listed with the line on which it was listed in
                            Item 7(a) (e.g., the class listed on line (01) of the table should be the same class as listed on line
                            (01) of Item 7(a)).

                        2. Compute all amounts from the effective date of the registration statement to the ending date of the reporting period for this report.

                        3.  Round all amounts to the nearest dollar.

# These securities are not issued or sold in predetermined units.

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| FORM SR |                                                           | Page 5 |
|         |                                                           |        |
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    9.  State, if known, or furnish a reasonable estimate of, the amount of expenses incurred for the issuer's account in connection with the issuance and distribution of the securities registered for each category listed below. Place an "X" in the box to the left of any amount given that is an estimate.

             Direct or indirect payments to               Direct or indirect
             directors, officers, general                 payments to others
             partners of the issuer or their
             associates; to persons owning
             ten percent or more of any class
             of equity securities of the
             issuer; and to affiliates of the
             issuer

                                      (A)                           (B)
--------------------------------------------------------------------------------
| (01)  Underwriting    |                                |                     |
|       discounts and   |----                            |----                 |
|       commissions     | X |  $3,702,508*               |   | $               |
--------------------------------------------------------------------------------
| (02)                  |                                |                     |
|       Finders' Fees   |----                            |----                 |
|                       |   |                            |   |                 |
--------------------------------------------------------------------------------
| (03)  Expenses paid   |                                |                     |
|       to or for       |----                            |----                 |
|       underwiters     |   |                            |   |                 |
--------------------------------------------------------------------------------
| (04)                  |                                |                     |
|       Other expenes   |----                            |----                 |
|                       | X |   2,714,076**              |   |                 |
--------------------------------------------------------------------------------
| (05)                  |                                |                     |
|       Total expenes   |----                            |----                 |
|                       | X |  $6,416,584                |   | $               |
--------------------------------------------------------------------------------


        Instructions: 1. Compute all amounts from the effective date of the registration statement to the ending date of the reporting period for this report.

                      2. Round all amounts to the nearest dollar.

        10. Indicate the net offering proceeds to the issuer after the total expenses in Item 9 above.

                                     -----------------
                                     |  $111,364,796 |
                                     -----------------

        11. State, if known, or furnish a reasonable estimate of, the amount of net offering proceeds to the issuer used for each of the purposes listed below. Do not include any amount in "working capital" to which a more specific category is applicable. Place an "X" in the box to the left of any amount given that is an estimate.

 *Amount represents sales commissions paid to affiliated parties.
**Amount represents general administrative expenses paid to the parent under service and lease agreement.

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| FORM SR |                                                           | Page 6 |
|         |                                                           |        |
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             Direct or indirect payments to               Direct or indirect
             directors, officers, general                 payments to others
             partners of the issuer or their
             associates; to persons owning
             ten percent or more of any class
             of equity securities of the
             issuer; and to affiliates of the
             issuer

                                                     (A)                 (B)
--------------------------------------------------------------------------------
| (01)  Construction of            |                                |          |
|       plant, building            |----                            |----      |
|       and facilities             |   |  $                         |   |  $   |
--------------------------------------------------------------------------------
| (02)  Purchase and installation  |                                |          |
|       of machinery and equipment |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (03)  Purchase of real estate    |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (04)  Acquistion of other        |                                |          |
|       business(es)               |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (05)  Payment of indebtedness    |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (06)  Working capital            |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------

Temporary investment (specify)
--------------------------------------------------------------------------------
| (07)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |  $                         |   |  $   |
--------------------------------------------------------------------------------
| (08)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (09)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (10)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------

Other purposes (specify)
--------------------------------------------------------------------------------
| (11)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |  $                         |   |  $   |
--------------------------------------------------------------------------------
| (12)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (13)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (14)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (15)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------
| (16)                             |                                |          |
|                                  |----                            |----      |
|                                  |   |                            |   |      |
--------------------------------------------------------------------------------



    Instructions: 1. Specify under "other purposes" any purpose for which at least 5 percent of the issuer's total offering proceeds or $50,000, whichever is less, has been used.

                  2. Compute all amounts from the effective date of the
                     registration statement to the ending date of the reporting period for this report.

                  3. Round all amounts to the nearest dollar.

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| FORM SR |                                                           | Page 7 |
|         |                                                           |        |
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12. Do the use(s) of proceeds in Item 11 represent a material change in the use(s) of proceeds described in the prospectus?

                                                        YES              NO
                                                        [ ]              [ ]

    If  yes, explain briefly ___________________________________________________

                             ___________________________________________________

                             ___________________________________________________

                             ___________________________________________________

                             ___________________________________________________


                                    SIGNATURE

     Pursuant to the requirements of Rule 463 under the Securities Act of 1933, Pruco Life Insurance Company of New Jersey has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                      ------------------------------------------
                                                     ISSUER

      3/31/98                         By /s/ JAMES M. SCHLOMANN
-----------------------               ------------------------------------------
       DATE                                  James M. Schlomann
                                             Vice President and Comptroller

Instruction: The report shall be signed by an executive officer, general partner or counsel of the issuer or by any other duly authorized person. The name and any title of the person who signs the report shall be typed or printed beneath his/her signature.


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|   ATTENTION: Intentional misstatements or omissions of facts constitute      |
|              Federal criminal violations (See 18 U.S.C. 1001).               |
--------------------------------------------------------------------------------

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|                            |                                        |        |
| FORM SR Continuation Sheet |                                        | Page 8 |
|                            |                                        |        |
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                         REPORT OF SALES OF SECURITIES
                         AND USE OF PROCEEDS THEREFROM

           Item of Form
            (identity)                                Answer
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